Exhibit 10.4
Third Amendment to the NBT Bancorp Inc. 401(k) and Employee Stock Ownership Plan
                              effective January 1, 2002.


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                                 THIRD AMENDMENT
                                       TO
            NBT BANCORP INC. 401(K) AND EMPLOYEE STOCK OWNERSHIP PLAN

     WHEREAS, NBT BANCORP INC. (the "Employer") sponsors and maintains the NBT BANCORP INC. 401(K) AND EMPLOYEE STOCK OWNERSHIP PLAN (the "Plan") for the benefit of certain of its employees; and

     WHEREAS, Section 11.1 of the Plan authorizes the Employer to amend the Plan; and

     WHEREAS, the Employer desires to amend the Plan to provide express procedures for the adoption of the Plan by affiliated employers and to provide for the adoption of the Plan by certain of those affiliated employers;

     NOW THEREFORE, the Plan is amended, effective January 1, 2002 in the form attached hererto.


                                   NBT  BANCORP  INC.

                                   By:    /s/ Jane  E.  Neal

                                   Title: Executive  Vice  President
                                   Date:  12/13/2001


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